                                                                    EXHIBIT 99.5

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                               WORLD AIRWAYS, INC.
                        WARRANT TO PURCHASE COMMON STOCK

NO. D-1-1                                                      DECEMBER 30, 2003

                          VOID AFTER DECEMBER 30, 2008

                  THIS CERTIFIES THAT, for value received, the Air Transportation Stabilization Board, with its principal office at 1120 Vermont Avenue, Suite 970, Washington, D.C. 20005, and/or its transferees and assigns (individually or collectively, the "HOLDER"), is entitled to purchase at the Exercise Price (defined below) from World Airways, Inc., a Delaware corporation, with its principal office at The HLH Building, 101 World Drive, Peachtree City, GA 30269 (the "COMPANY"), 1,269,022 shares of common stock, $.001 par value per share, of the Company (the "COMMON STOCK"), upon the terms and conditions as provided herein.

         1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                  "AFFILIATE" shall mean, as to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                  "APPLICABLE PRICE" shall mean:

                  (a) for purposes of any issuance of Additional Shares of Common Stock (as defined below) under Section 5.4, the greater of (A) the Fair Market Value of a share of Common Stock being issued (or, if being issued in an underwritten offering, the Market Price on the day that such offering is being priced), and (B) the then effective Exercise Price; and

                  (b) for purposes of any issuance under Section 5.1(b), the greater of (A) the Market Price on the date of such issuance, and (B) the then effective Exercise Price.

                  "BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

                  "COMMON STOCK" shall mean the Common Stock of the Company, and all other stock of any class or classes (however designated) of the Company from time to time outstanding, the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends or liquidating distributions after the payment of dividends and distributions on any shares entitled to preference.

                  "EXCLUDED ISSUANCE" shall mean:

                  (a) shares of Common Stock issued upon exercise of this Warrant or the other warrants issued concurrently to the Air Transportation Stabilization Board (this Warrant and such other warrants, collectively, the "WARRANTS");

                  (b) shares of Common Stock and/or options, warrants or other Common Stock purchase rights issued and the Common Stock issued or issuable pursuant to such options, warrants or other rights after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Company (the "PLANS"); provided that such shares, options, warrants or other Common Stock purchase rights and the Common Stock issued or issuable pursuant to such options, warrants or other rights shall not be Excluded Issuances in any case where the grantee acquires the shares, or the right to acquire shares pursuant to such options, warrants or other rights to purchase Common Stock at a price per share less than the Market Price on the date of such grant; and

                  (c) shares of Common Stock issued pursuant to the exercise or conversion of the Existing Securities, or pursuant to the exercise or conversion of rights, options, warrants or convertible securities outstanding as of the date hereof.

                  "EXERCISE PERIOD" shall mean the time period commencing with the date hereof and ending at 5:00 p.m. New York time on December 30, 2008.

                  "EXERCISE PRICE" shall mean Zero Dollars and Seventy-Eight Cents ($0.78) per share, subject to adjustment pursuant to Section 5 below.

                  "EXERCISE SHARES" shall mean the shares of Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below and shall also mean any other shares, securities, assets or property otherwise issuable upon exercise of this Warrant.

                  "EXISTING SECURITIES" shall mean the $25,545,000 aggregate principal amount of 8% Convertible Senior Subordinated Debentures due 2009 of the Company issued on the date hereof, Warrant Agreement, dated March 28, 2000, from the Company to The Boeing Corporation in respect of 1,000,000 shares of Common Stock, and Warrant Agreement, dated August 24, 1999, from the Company to International Lease Finance Corporation in respect of 1,000,000 shares of Common Stock.

                  "FAIR MARKET VALUE" shall mean,

                  (a) with respect to a share of Common Stock, or any other security of the Company or any other issuer:

                  (i)      if such class of Common Stock or other security is
(A) traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or (B) is quoted on the National Market System of the Nasdaq Stock Market (the "NATIONAL MARKET SYSTEM") or the Nasdaq Small Cap Market (the "SMALL CAP MARKET"), or (C) is quoted or reported on Nasdaq's Over-the-Counter Bulletin Board ("OTCBB") or by Pink Sheets LLC or a similar organization or agency succeeding to its functions of reporting prices, the average daily Market Price during the period of the most recent twenty (20) Trading Days, ending on the last Trading Day before the date of determination of Fair Market Value; or

                  (ii) if such class of Common Stock or other security is not then so listed, admitted to trading or quoted, the Fair Market Value shall be determined in accordance with the Valuation Procedure; or

                  (b) with respect to any assets or property other than cash or Common Stock or other securities, the fair market value as determined in accordance with the Valuation Procedure.

                  "MARKET PRICE" shall be, as of any specified date with respect to any share of any class of Common Stock or any other security of the Company or any other issuer, if such class of Common Stock or other security is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is quoted on the National Market System or the Small Cap Market, the last reported share or unit sale price of such class of Common Stock or other security on such exchange or on the National Market System or the Small Cap Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System or the Small Cap Market; provided that if such class of Common Stock or other security is not so listed or admitted to unlisted trading privileges or quoted, the Market Price as of a specified date shall be the mean of the last bid and ask prices reported on such date (x) by Nasdaq's OTCBB, or
(y) if reports are unavailable under clause (x) above by Pink Sheets LLC or a similar organization or agency succeeding to its functions of reporting prices.

                  "PARTICIPATING SECURITIES" shall mean, (i) any equity security (other than Common Stock) that entitles the holders thereof to participate in liquidations or other distributions with the holders of Common Stock or otherwise participate in the capital of the Company other than through a fixed or floating rate of return on capital loaned or invested, and (ii) any stock appreciation rights, phantom stock rights, or any other profit participation rights with respect to any of the Company's capital stock or other equity ownership interest, or any rights or options to acquire any such rights; provided that any stock appreciation rights, phantom stock rights or any other profit participation rights, or any rights or options to acquire such rights, issued pursuant to any of the Plans shall not be deemed a Participating Security if their grant or issuance would constitute an Excluded Issuance.

                  "PERSON" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof, or any entity whatsoever.

                  "RECORD DATE" shall mean, with respect to any dividend, other distribution or issuance, the record date for the determination of stockholders entitled to receive such dividend, distribution or issuance, or if no such record date exists, the date of such dividend, distribution or issuance.

                  "TRADING DAY" shall mean, with respect to any class of Common Stock or any other security of the Company or any other issuer a day (i) on which the securities exchange or other trading platform applicable for purposes of determining the Market Price of a share or unit of such class of Common Stock or other security shall be open for business, or (ii) for which quotations from such securities exchange or other trading platform of the character specified for purposes of determining such Market Price shall be reported.

                  "VALUATION PROCEDURE" shall mean a determination made in good faith by the Board of Directors of the Company (the "BOARD") that is set forth in resolutions of the Board that are certified by the Secretary of the Company, which certified resolutions (i) set forth the basis of the Board's determination, which, in the case of a valuation in excess of $5.0 million, shall include the Board's reliance on the valuation of a nationally recognized investment banking or appraisal firm (which firm shall be subject to the approval of the holders of Warrants exercisable for a majority of the securities issuable upon exercise of the outstanding Warrants and which approval shall not be unreasonably withheld), and (ii) are delivered to the Holder within ten (10) Business Days following such determination. A Valuation Procedure with respect to the value of any capital stock shall be based on the price that would be paid for all of the capital stock of the issuer in an arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion) without any provision for a minority interest or similar discount.

         2.       EXERCISE OF WARRANT.

                  2.1. EXERCISE. This Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

                  (a) an executed Notice of Exercise in the form attached as Annex A hereto;

                  (b) payment of the Exercise Price (i) in cash or immediately available funds, (ii) by cancellation of indebtedness, or (iii) pursuant to Section 2.2 hereof; and

                  (c)      this Warrant.

                  Upon the exercise of this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or such other Person as may be designated by the Holder (to the extent such transfer is not validly restricted and upon payment of any transfer taxes that are required to be paid by the Holder pursuant hereto), shall be issued and delivered by the Company to the Holder or such other Person as soon as practicable (and in any event within five Business Days) after this Warrant shall have been exercised. If this Warrant shall not have been exercised in full, a new Warrant exercisable for the number of Exercise Shares remaining shall be executed by the Company and delivered to the Holder or such other Person at the same time as the certificate or certificates representing the Exercise Shares purchased are delivered. Such new Warrant shall in all other respects be identical to this Warrant.

                  The Person in whose name any certificate or certificates for the Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open (whether before or after the end of the Exercise Period).

                  2.2. NET EXERCISE. Notwithstanding any provision herein to the contrary, and so long as (i) the Exercise Shares are traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or are quoted on the National Market System or the Small Cap Market, and (ii) the Holder is the Air Transportation Stabilization Board or any government agency or instrumentality (or the Bureau of Public Debt) of the United States (each a "U.S. GOVERNMENT HOLDER"), then in lieu of exercising this Warrant by payment of cash, check or cancellation of indebtedness, the U.S. Government Holder may elect (the "CONVERSION RIGHT") to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) if the Market Price of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the U.S. Government Holder a number of Exercise Shares computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

                  Where X = the number of Exercise Shares to be issued

                  Y = the number of Exercise Shares purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

                  A = the Market Price of one Exercise Share (at the date of such calculation)

                  B = the Exercise Price (as adjusted pursuant to Section 5 hereof to the date of such calculation)

                  The Company shall pay all reasonable administrative costs incurred by the U.S. Government Holder in connection with the exercise of the Conversion Right by the U.S. Government Holder pursuant to this Section 2.2.

         Unless indicated otherwise in writing by the U.S. Government Holder, this Warrant shall automatically be exercised on December 30, 2008, by the U.S. Government Holder hereof pursuant to this Section 2.2 hereof if the Fair Market Value of one Exercise Share is greater than the Exercise Price per share on such date. The Company shall take all actions and execute and deliver all documents necessary to effect the foregoing, and the U.S. Government Holder shall be entitled to receive Exercise Shares as if such U.S. Government Holder had exercised this Warrant pursuant to this Section 2.2 for the full number of Exercise Shares purchasable under this Warrant on such date.

         3.       COVENANTS AND REPRESENTATIONS OF THE COMPANY; SECURITIES
MATTERS.

                  3.1.     COVENANTS AS TO EXERCISE SHARES.

                  (a) The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of this Warrant will, upon issuance, be validly authorized, issued and outstanding, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens and charges with respect to the issuance thereof. If the Common Stock or the class of securities of any other Exercise Shares is then listed or quoted on a national securities exchange, the National Market System or the Small Cap Market, all such Exercise Shares upon issuance shall also be so listed or quoted. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved solely for purposes of the exercise of this Warrant, free from preemptive rights, a sufficient number of shares of its Common Stock or the class of securities of any other Exercise Shares to provide for the exercise in full of this Warrant (without taking into account any possible exercise pursuant to Section 2.2 hereof). If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock or the class of securities of any other Exercise Shares shall not be sufficient to permit exercise in full of this Warrant (without taking into account any possible exercise pursuant to Section 2.2 hereof), the Company will take such corporate action as shall be necessary to increase its authorized but unissued shares of Common Stock or the class of securities of any other Exercise Shares to such number of shares as shall be sufficient for such purposes.

                  (b) In the event that at any time, including as a result of any provision of Section 5, the Exercise Shares shall include any shares or other securities other than shares of Common Stock, or any other property or assets, the terms of this Warrant shall be modified or supplemented (in the absence of express written documentation thereof, shall be deemed to be so modified or supplemented), and the Company shall take all actions as may be necessary to preserve, in a manner and on terms as nearly equivalent as practicable to the provisions of this Warrant as they apply to the Common Stock, the rights of the Holder hereunder (including, without limitation, the provisions of Section 5 hereof), including any equitable replacements of the term "Common Stock" with the term "Exercise Shares" and adjustments of any formula included herein.

                  (c) The Company shall provide to each Holder the information contained in Section 5.1 of the Loan Agreement (as defined in Section 3.4(l) below), in the manner and time periods required by such Section.

                  (d) Without prior written consent of the holders of Warrants exercisable for a majority of the securities issuable upon exercise of the outstanding Warrants, the Company shall not permit World Airways Parts Company LLC or any other "significant subsidiary" (as defined by Rule 1-02(w) of Regulation S-X under the Securities Act or any successor rule) to issue or grant
(i) any capital stock or equity ownership interest, including any Participating Security; (ii) any rights, options, warrants or convertible security that is exercisable for or convertible into any capital stock or other equity ownership interest, including any Participating Security; or (iii) any stock appreciation rights, phantom stock rights, or any other profit participation rights, or any rights or options to acquire any such rights, in each case of clauses (i), (ii) and (iii) above, to any Person other than the Company or its wholly-owned subsidiaries.

                  (e) Without prior written consent of the holders of Warrants exercisable for a majority of the securities issuable upon exercise of the outstanding Warrants, the Company shall not make grants of shares of restricted Common Stock or options, warrants or other rights to purchase Common Stock or other stock-based awards to employees, officers or directors of, or consultants or advisors to, the Company pursuant to the Plans from the date hereof through December 31, 2004 covering shares in excess of 1,000,000 shares. Without prior written consent of the holders of Warrants exercisable for a majority of the securities issuable upon exercise of the outstanding Warrants, the Company shall not reprice any of the options outstanding as of the date hereof, other than as a result of a stock split, consolidation or other recapitalization or reorganization.

                  (f) Until the later of (i) the date as of which the Holder may sell all of the Exercise Shares without restriction pursuant to Rule 144(k) under the Securities Act, or any successor rule, and (ii) the last date on which any of the Warrants remain outstanding, the Company shall timely file all reports required to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act, other than as a result of a merger or consolidation of the Company where (i) the Company is not the surviving entity, or (ii) the Company is the surviving entity but its Common Stock is exchanged in its entirety for cash or securities of another Person.

                  3.2. NO IMPAIRMENT. Except and to the extent as waived or consented to in writing by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment consistent with the intent and principles expressed in Section 5.9 below.

                  3.3. NOTICES OF RECORD DATE. In the event (i) the Company takes a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) the Company authorizes the granting to the holders of Common Stock (or holders of the class of securities of any other Exercise Shares) of rights to subscribe to or purchase any shares of capital stock of any class or securities convertible into any shares of capital stock or of any other right, (iii) the Company authorizes any reclassification of, or any recapitalization involving, any class of Common Stock or any consolidation or merger to which the Company is a party and for which approval of the stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company, (iv) the Company authorizes or consents to or otherwise commences the voluntary or involuntary dissolution, liquidation or winding up of the Company or (v) the Company authorizes or takes any other action that would trigger an adjustment in the Exercise Price or the number or amount of shares of Common Stock or other Exercise Shares subject to this Warrant (other than a stock split or combination), the Company shall deliver to the Holder, at least ten (10) days prior to the earlier of the record date for any such action or stockholder vote and the date of such action, a notice specifying (a) which action is to be taken and the date on which any such record is to be taken for the purpose of any such action, (b) the date that any such action is to take place and (c) the amount and character of any stock, other securities or property and amounts, or rights or options with respect thereto, proposed to be issued, granted or delivered to each holder of Common Stock (or holders of the class of securities of any other Exercise Shares).

                  3.4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder, as of the date hereof, that:

                  (a) The Company: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;
(ii) is duly qualified to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified (except where the failure to so qualify could not reasonably be expected to have a material adverse effect, individually or in the aggregate, on its business, financial condition or operations of the Company and its subsidiaries taken as a whole or on its ability to pay or perform its obligations under this Warrant and the Registration Rights Agreement (as defined below) (collectively, the "WARRANT DOCUMENTS")); (iii) has received all permits necessary to conduct the businesses now operated by it and has not received notice of proceedings relating to the revocation or modification of any permit that, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a material adverse effect on its business, financial condition or operations of the Company and its subsidiaries taken as a whole, or on its ability to pay or perform its obligations under the Warrant Documents; (iv) has all requisite power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted, and to execute and deliver the Warrant Documents to which it is a party and to perform its obligations thereunder; and
(v) is in compliance in all material respects with all applicable law, rules, regulations and orders;

                  (b) The execution, delivery and performance by the Company of the Warrant Documents and the consummation of the transactions contemplated therein: (i) are within its powers and have been duly authorized by all necessary corporate and stockholder action; (ii) do not contravene its charter documents or any law, rule, regulation or administrative or court order binding on or affecting the Company or its property; and (iii) do not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any material contract, indenture, mortgage, loan agreement, note or other instrument to which it is a party, by which it may be bound or to which its assets may be subject;

                  (c) Each of the Warrant Documents has been duly authorized, executed, delivered and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and general equitable principles (whether applied in an action at law or a suit in equity);

                  (d) There is no action, suit or proceeding affecting the Company pending or, to its knowledge, threatened before any court, arbitrator, or governmental authority, domestic or foreign, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on its ability to pay or perform its obligations under the Warrant Documents or on the business, financial condition or operations of the Company and its subsidiaries taken as a whole;

                  (e) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock, $.001 par value per share (the "PREFERRED STOCK"), of which (i) 11,421,198 shares of Common Stock are outstanding, and (ii) no shares of Preferred Stock are outstanding. All of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable and are free of any preemptive rights and the shares of Common Stock deliverable upon exercise of this Warrant have been, and at all times will be, duly authorized and reserved for issuance upon such exercise, and, when delivered upon such exercise, will be validly issued, fully paid and nonassessable and free of any preemptive rights;

                  (f) Except as set forth in Section 3.4(e) or on SCHEDULE 3.4(f) and other than the Company's direct or indirect ownership interests in its subsidiaries, there are not outstanding nor are there any understandings, commitments or obligations to issue or grant (i) any shares of capital stock or securities, rights, options, warrants or subscriptions giving any Person the right to acquire from the Company, or requiring that the Company or any of its subsidiaries issue any capital stock or other equity interest in the Company or any of its subsidiaries; (ii) any stock appreciation rights, phantom stock rights, or any other profit participation rights with respect to any capital stock or other equity ownership interest in the Company or any of its subsidiaries, or any rights or options to acquire any such rights; or (iii) any contracts, agreements, arrangements or understandings to which the Company or any of its subsidiaries is party or by which any of them is bound, giving any Person any rights of exchange, preemptive rights (statutory or contractual), anti-dilution rights, rights of first refusal, rights of first offer or registration rights with respect to any capital stock of the Company or any of its subsidiaries;

                  (g) Assuming the veracity of, and compliance with, the representations, statements and agreements set forth in Section 4 hereof, the offer and issuance by the Company of this Warrant are, and the issuance of the Common Stock upon exercise of this Warrant will be, exempt from the registration requirements under the Securities Act;

                  (h) No authorization, approval, consent or order of any court or governmental authority or agency or any other Person is required in connection with the issuance by the Company of this Warrant, or the consummation by the Company of any of the transactions contemplated by the Warrant Documents (other than such approvals, authorizations or consents contemplated by the Registration Rights Agreement);

                  (i) The Company has filed all forms, reports and documents required to be filed by the Company with the SEC since January 1, 2000. All such required forms, reports and documents are referred to herein as the "SEC REPORTS". As of their respective dates, the SEC Reports (i) were prepared in all materials respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading except to the extent corrected by a subsequently filed SEC Report. Taken as a whole, the SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of Company's subsidiaries is required to file any forms, reports or other documents with the SEC. Each of the SEC Reports included, as exhibits thereto, all documents required to be filed as exhibits to such SEC Report under the rules and regulations of the SEC, except to the extent filed prior to the date of this Warrant in an amendment to such SEC Report, or in a subsequently filed SEC Report.

                  (j) Neither the Company nor any Affiliate of the Company has directly, or though any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) which is or will be integrated with the issuance of this Warrant, or the Exercise Shares issuable upon exercise of this Warrant, in a manner that would require the registration under the Securities Act of this Warrant or the Exercise Shares, or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of this Warrant or the Exercise Shares (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

                  (k) (i) To the extent the initial Holder is not an "accredited investor" as defined in Rule 501(a) under the Securities Act, the Company has heretofore delivered to the initial Holder, at a reasonable time prior to the issuance hereof, the information required to be delivered to such Holder pursuant to Rule 502(b)(2)(ii) under the Securities Act; and (ii) the Company has heretofore delivered to the initial Holder, the following financial statements and information: (A) the audited consolidated balance sheets of the Company as at December 31, 2002, and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, and
(B) the unaudited consolidated balance sheet of the Company as at September 30, 2003 and the related unaudited statements of income, stockholders' equity and cash flows for the nine months then ended. All such consolidated statements were prepared in conformity with United States generally accepted accounting principles and fairly present the consolidated financial position of the Company as at the respective dates thereof and the consolidated results of operations and cash flows of the Company for each of the periods then ended subject, in the case of the unaudited consolidated statements, to year-end audit and other normally recurring adjustments; except as disclosed in writing to the initial Holder prior to the date of this Warrant, neither the Company nor any of its subsidiaries has any material contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing consolidated financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets or condition (financial or otherwise) of the Company;

                  (l) The representations and warranties made by the Company in that certain Loan Agreement, dated as of December 30, 2003 (the "LOAN AGREEMENT") are true and correct as of the date hereof;

                  (m) The rights granted to the Holder in this Warrant do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any other agreements.

                  (n) One hundred percent (100%) of the issued and outstanding limited liability company interests of World Airways Parts Company LLC is owned beneficially and of record by the Company.

         4.       REPRESENTATIONS OF HOLDER.

                  4.1. ACCREDITED INVESTOR; ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder is an "accredited investor" as defined in Rule 501(a) of the Securities Act, or alternatively, the Holder has received the information specified in Section 3(k)(i) above. The Holder represents and warrants that it is acquiring this Warrant and, to the extent this Warrant is exercised, the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof, other than potential transfers between Affiliates (including affiliated funds) or transfers pursuant to an effective registration statement under, or an exemption from the registration requirements of, the Securities Act.

                  4.2.     SECURITIES ARE NOT REGISTERED.

                  (a) The Holder understands that this Warrant and the Exercise Shares have not been registered under the Securities Act, on the basis that no distribution or public offering is being effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention, other than potential transfers between Affiliates (including affiliated funds) or transfers pursuant to an effective registration statement under, or an exemption from the registration requirements of, the Securities Act.

                  (b) The Holder recognizes that this Warrant and the Exercise Shares may not be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

                  4.3.     DISPOSITION OF WARRANT AND EXERCISE SHARES.

                  (a) The Holder agrees not to make any disposition of all or any part of this Warrant or Exercise Shares unless:

                  (i) The Company shall have received a letter obtained by the Holder from the SEC staff stating that no action will be recommended to the SEC with respect to the proposed disposition;

                  (ii) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement;

                  (iii)    Pursuant to Rule 144; or

                  (iv) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel for the Holder, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws.

                  (b) The Holder is aware that neither this Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless the applicable conditions thereof are met, including, among other things, the Company having filed reports with the SEC, the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

                  (c) The Holder understands and agrees that all certificates evidencing the Exercise Shares may bear the following legend (unless such shares have been disposed of in accordance with clause (a)(ii) or (iii) or such legend is no longer required to comply with applicable securities laws):

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

         5. ADJUSTMENT OF EXERCISE PRICE, SHARES OF COMMON STOCK PURCHASABLE AND NUMBER OF WARRANTS

                  5.1. ADJUSTMENT OF EXERCISE PRICE. The Exercise Price as defined in Section 1 shall be subject to adjustment from time to time as follows:

                  (a) If the Company after the date hereof shall (i) pay a dividend or make a distribution to holders of any class of capital stock in shares of Common Stock, (ii) split or otherwise subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in any such case the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding prior to such action and the denominator shall be the number of shares of Common Stock outstanding after giving effect to such action. An adjustment made pursuant to clause (i) of this subsection (a) shall become effective retroactively immediately after the Record Date for such dividend or distribution, and an adjustment made pursuant to clause (ii) or
(iii) of this subsection (a) shall become effective immediately after the effective date of such subdivision or combination.

                  (b) If the Company after the date hereof shall issue rights, options or warrants to holders of any class of capital stock to subscribe for or purchase shares of Common Stock or securities convertible into Common Stock at a price per share less than the Applicable Price per share on the issuance date thereof, the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares of the class of Common Stock subject to such rights, options or warrants, which the aggregate consideration for the total number of shares to be so offered would purchase at the Applicable Price of a share of the class of Common Stock subject to such rights, options or warrants, and (ii) the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock to be offered for subscription or purchase; provided, however, that no adjustment shall be made if the Company issues or distributes to the Holder the rights, options or warrants which the Holder would have been entitled to receive had this Warrant been exercised prior to the Record Date (and, if applicable, had this Warrant been exercisable for the class of Common Stock receiving such issuance or distribution). Any such adjustments shall be made whenever such rights, options or warrants are issued and shall become effective retroactively immediately after the Record Date for the determination of stockholders entitled to receive such rights, options or warrants, unless such rights, options or warrants are not immediately exercisable, in which case any such adjustments shall be made at such time such rights, options or warrants become exercisable. Upon expiration of the period during which any such rights, options or warrants may be exercised, any adjustment previously made pursuant to the foregoing provisions shall be recalculated to take into consideration only those rights, options or warrants actually exercised during the applicable period for exercise and notice of any such further adjustment to the Exercise Price shall be given to Holder as herein provided.

                  (c) If the Company after the date hereof shall issue or distribute to holders of any class of Common Stock or any class of capital stock that is convertible into Common Stock evidences of its indebtedness, cash or other assets, shares of capital stock of any class or any other securities (other than the Common Stock) or rights to subscribe therefor (excluding those referred to in subsection (b) above), in each such case the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the sum of the amount, for each class of Common Stock then outstanding, of the Fair Market Value per share of such class of Common Stock, multiplied by the number of outstanding shares of such class of Common Stock, in each case on the Record Date, less the Fair Market Value of the assets, cash or evidences of indebtedness so distributed, or shares of capital stock or other securities or rights to subscribe therefor so issued, and (ii) the denominator shall be the sum of the amount, for each class of Common Stock then outstanding, of the Fair Market Value per share of such class of Common Stock, multiplied by the number of outstanding shares of such class of Common Stock, in each case on the Record Date; provided, however, that no adjustment shall be made if the Company issues or distributes to the Holder the evidence of indebtedness, cash, other assets, capital stock or other securities or subscription rights referred to above in this subsection (c) that the Holder would have been entitled to receive had this Warrant been exercised in full prior to the Record Date (and, if applicable, had this Warrant been exercisable for the class of capital stock receiving such issuance or distribution). The Company shall provide the Holder, upon receipt of a written request therefor, with copies of any indenture or other instruments defining the rights of the holders of any indebtedness, assets, capital stock or other securities or subscription rights referred to in this subsection 5.1(c). Any such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the Record Date. Upon expiration of the period during which any subscription rights granted pursuant to this subsection (c) may be exercised, any adjustment previously made pursuant to the foregoing provisions shall be recalculated to take into consideration only those subscription rights actually exercised during the applicable period for exercise and notice of any such further adjustment to the Exercise Price shall be given to the Holder as herein provided.

                  (d) For purposes of Sections 5.1(a), 5.1(b) and 5.1(c), any dividend or distribution to which Section 5.1(c) is applicable that also includes shares of Common Stock, a subdivision of Common Stock or a combination of Common Stock to which Section 5.1(a) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 5.1(b) applies (or any combination thereof), shall be deemed instead to be:

                           (i) a dividend or distribution of the evidences of indebtedness, cash, other assets, shares of capital stock, other securities or subscription rights, other than such shares of Common Stock, such subdivision or combination or such rights, options or warrants to which Sections 5.1(a) and 5.1(b) apply, respectively (and any Exercise Price reduction required by Section 5.1(c) with respect to such dividend or distribution shall then be made), immediately followed by

                           (ii) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights, options or warrants to which Sections 5.1(a) and 5.1(b) apply (and any further Exercise Price reduction required by Sections 5.1(a) and (b) with respect to such actions shall then be made).

                  (e) In case a tender or exchange offer (other than an odd lot offer) by the Company for any Common Stock is consummated at a price in excess of the Market Price of the Common Stock subject to such tender or exchange offer at the expiration of such tender or exchange offer, the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (i) the numerator shall be such Market Price, less the amount of the excess of the value of the tender or exchange offer price over the Market Price, and (ii) the denominator shall be the Market Price, such adjustment to become effective immediately prior the opening of business on the day following such date of expiration.

                  5.2.     ADJUSTMENT OF EXERCISE SHARES.

                  Upon each adjustment of the Exercise Price pursuant to Section
5.1 or 5.4 hereof the number of Exercise Shares purchasable upon exercise of this Warrant shall be adjusted to the number of Exercise Shares, calculated to the nearest one-hundredth of a share, obtained by (i) multiplying the number of Exercise Shares purchasable immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment, and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

                  5.3. RIGHTS UPON CONSOLIDATION, MERGER, SALE, TRANSFER, RECLASSIFICATION OR RECAPITALIZATION.

                  (a) In case of any consolidation or merger of the Company with another Person (other than a merger or consolidation in which the Company is the continuing Person and the Common Stock is not exchanged for securities, property or assets issued, delivered or paid by another Person), or in case of any lease, sale or conveyance to another Person of all or substantially all of the property or assets of the Company, this Warrant shall thereafter (until the end of the Exercise Period) evidence the right to receive, upon its exercise, in lieu of the shares of Common Stock deliverable upon such exercise immediately prior to such consolidation merger, lease, sale or conveyance the kind and amount of shares and/or other securities and/or property and assets and/or cash that the Holder would have been entitled to receive upon such consolidation merger, lease, sale or conveyance had the Holder exercised this Warrant immediately prior to such consolidation merger, lease, sale or conveyance.

                  (b) In case of any reclassification or change of, or recapitalization involving, the Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from no par value to par value, or as a result of a subdivision or combination), including any such reclassification, change or recapitalization effected in connection with a consolidation or merger of the Company with another Person in which the Company is the continuing Person and the holders of Common Stock receive shares and/or other securities and/or property or assets and/or cash issued, delivered or paid by the Company in exchange for such shares of Common Stock (including for this purpose shares reflecting a change in par value or from no par value to par value or as a result of a subdivision or combination of the shares of Common Stock), this Warrant shall thereafter (until the end of the Exercise Period) evidence the right to receive, upon its exercise, in lieu of the shares of Common Stock deliverable upon such exercise immediately prior to such reclassification, change or recapitalization, the kind and amount of shares and/or other securities and/or property and assets and/or cash that the Holder would have been entitled to receive upon such reclassification, change, consolidation or merger had the Holder exercised this Warrant immediately prior to such reclassification, change, consolidation or merger.

                  (c) The Company shall not consummate any transaction that effects or permits any such event or occurrence unless each Person whose shares of stock, securities or assets will be issued, delivered or paid to the holders of the Common Stock (including the Company with respect to clause (ii) below), prior to or simultaneously with the consummation of the transaction, (i) is a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and (ii) expressly assumes, or in the case of the Company, acknowledges, by a Warrant supplement or other document in a form substantially similar hereto, executed and delivered to the Holder hereof, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions of this
Section 5.3, such Holder is entitled to purchase, and all other obligations and liabilities under this Warrant, including obligations and liabilities in respect of subsequent adjustments that are required under this Warrant and the registration rights under Section 7 hereof.

                  (d) The above provisions of this Section 5.3 shall similarly apply to successive reclassifications and changes of Exercise Shares and to successive consolidations mergers, leases, sales or conveyances, mutatis mutandis.

                  (e) Without limiting the applicability of the provisions of this Section 5.3, it is expressly agreed that these provisions shall apply to a restructuring of the Company, directly or indirectly, as a holding company, with the Company surviving either as a parent or a subsidiary.

                  5.4.     SALE OF SHARES BELOW APPLICABLE PRICE.

                  (a) If at any time or from time to time after the date hereof, the Company issues or sells, or is deemed by the express provisions of this Section 5.4 to have issued or sold, Additional Shares of Common Stock (as defined below), other than as provided in Sections 5.1, 5.2 or 5.3 above, for an Effective Price (as defined below) less than the Applicable Price (such issue, a "QUALIFYING DILUTIVE ISSUANCE"), then and in each such case, the then effective Exercise Price shall be reduced, effective as of the opening of business on the date of such issue or sale (or if earlier, the date on which a binding agreement providing for such issue or sale was entered into), to a price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction:

                           (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of the class of Common Stock being issued or sold or deemed to be issued or sold which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued or deemed to be so issued would purchase at the Applicable Price, and

                           (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued or deemed to be so issued.

                  (b)      For the purpose of the adjustment required under this
Section 5.4, if the Company issues or sells (x) stock or other securities convertible into shares of Common Stock (such convertible stock or securities being herein referred to as "CONVERTIBLE SECURITIES"), or (y) rights, options or warrants for the purchase of shares of Common Stock or Convertible Securities, and if the Effective Price of such shares of Common Stock is less than the Applicable Price, in each case the Company shall be deemed to have issued at the time of the issuance of such rights, options or warrants or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as aggregate consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance or sale of such rights, options or warrants or Convertible Securities plus the minimum amounts of consideration, if any, payable to the Company upon the exercise or conversion of such rights, options or warrants or Convertible Securities (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities); provided that

                           (i) subject to paragraph (d) below, if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; and

                           (ii) if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options, warrants or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further, that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options, warrants or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options, warrants or Convertible Securities.

                  No further adjustment of the Exercise Price, as adjusted upon the issuance of such rights, options, warrants or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock upon the exercise of any such rights, options or warrants or the conversion of any such Convertible Securities. If any such rights, options or warrants or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price as adjusted upon the issuance of such rights, options, or warrants or Convertible Securities shall be readjusted to the Exercise Price which would have been in effect had an adjustment been made on the basis of only the shares of Common Stock, if any, actually issued or sold on the exercise or conversion of such rights, options, warrants or Convertible Securities, and on the basis that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise or conversion (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities), plus the consideration, if any, actually received by the Company for the issue or sale of all such rights, options, warrants and Convertible Securities, whether or not exercised, provided that such readjustment shall not apply to prior exercises of this Warrant.

                  (c) For the purpose of making any adjustment to the Exercise Price of the Exercise Shares required under this Section 5.4, "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 5.4 (including shares of Common Stock subsequently reacquired or retired by the Company), other than any Excluded Issuance.

                  The "EFFECTIVE PRICE" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 5.4, into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 5.4, for such Additional Shares of Common Stock.

                  (d) In the event that the Company issues or sells, or is deemed to have issued or sold, Additional Shares of Common Stock in a Qualifying Dilutive Issuance (the "FIRST DILUTIVE ISSUANCE"), then in the event that the Company issues or sells, or is deemed to have issued or sold, Additional Shares of Common Stock in a Qualifying Dilutive Issuance other than the First Dilutive Issuance (a "SUBSEQUENT DILUTIVE ISSUANCE") pursuant to the same instruments as the First Dilutive Issuance, then and in each such case upon a Subsequent Dilutive Issuance the Exercise Price shall be reduced to the Exercise Price that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

                  5.5. ADDITIONAL ADJUSTMENTS TO EXERCISE PRICE. Notwithstanding anything to the contrary contained in this Section 5, but subject to Section 5.7, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by Section 5.1, 5.3 or 5.4, as it, in its sole discretion, shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, options, or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its stockholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

                  5.6.     DE MINIMIS ADJUSTMENTS. No adjustment pursuant to
Section 5.1, 5.3 or 5.4 hereof shall be required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this Section 5.6 shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest thousandth of a cent.

                  5.7. CONDITION PRECEDENT TO REDUCTION OF EXERCISE PRICE BELOW PAR VALUE OF SHARES OF COMMON STOCK OR INCREASE IN PAR VALUE TO ABOVE EXERCISE PRICE.

                  (a) Before taking any action that would cause an adjustment reducing the Exercise Price to below the then par value of any of the shares of Common Stock issuable upon exercise of this Warrant, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

                  (b) Before taking any action that would increase the par value of the Common Stock issuable upon exercise of this Warrant to an amount that is greater than the then effective Exercise Price, the Company will take such corporate action that is necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such then effective Exercise Price.

                  5.8. CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Exercise Price, the Company, at its sole expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder's address as shown in the Company's books no later than five (5) Business Days following the effective date of such adjustment or readjustment. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of Additional Shares of Common Stock issued or sold or deemed to have been issued or sold;
(ii) the consideration received or deemed to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (iii) the Exercise Price at the time in effect, and (iv) the type and amount, if any, of other property which would be received upon exercise of this Warrant.

                  5.9. OTHER DILUTIVE EVENTS. If any event or occurrence shall occur as to which the provisions of this Section 5 are not strictly applicable but as to which the failure to make any adjustment to the Exercise Price and/or the number of shares or other assets or property subject to this Warrant would adversely affect the purchase rights or value represented by this Warrant in accordance with the essential intent and principles of this Section 5, including any issuance of Participating Securities, then, in each such case, the Company shall determine the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 5, necessary to preserve, without dilution, the purchase rights represented by this Warrant. If such determination involves or is based on a determination of the fair market value of any securities or other assets or property, such determination shall be made in accordance with the Valuation Procedure.

                  5.10.    GENERAL ADJUSTMENT PROVISIONS.

                  (a) Notwithstanding anything to the contrary contained in this Warrant, no adjustments to the Exercise Price or the number of shares of Common Stock purchasable upon exercise of this Warrant shall be made solely as a result of any Excluded Issuance.

                  (b) In any case in which this Section 5 shall require that an adjustment be made retroactively immediately following a Record Date, the Company may elect to defer (but only until five (5) Business Days following the mailing by the Company to the Holder of the certificate as required by
Section 5.8) issuing to the Holder, in the event of any exercise of this Warrant after such Record Date, the shares of the Common Stock issuable upon such exercise in excess of the shares of Common Stock issuable upon such exercise prior to such adjustment, if any.

                  (c)      The provisions and adjustments provided for in this
Section 5 shall apply to successive events or occurrences of the types described in this Section 5.

                  (d) For the purpose of making any adjustment required under this Section 5 that requires a determination of the aggregate consideration received by the Company for any sale, issue or distribution of securities, the aggregate consideration received by the Company shall equal the sum of: (i) to the extent it consists of cash, the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, and (ii) to the extent it consists of property or assets other than cash, the Fair Market Value of the property or assets.

         6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying such fractional amount by the Fair Market Value of one share of Common Stock.

         7. REGISTRATION RIGHTS. The Holder shall have the registration rights with respect to the Common Stock as set forth in that certain Registration Rights Agreement, dated as of December 30, 2003 (the "REGISTRATION RIGHTS AGREEMENT") between the Company and the Air Transportation Stabilization Board. To the extent that this Warrant becomes exercisable for Exercise Shares other than the Common Stock, the Company agrees to grant the Holder hereof the same registration rights with respect to such Exercise Shares as are currently granted to the Holder in respect of the Common Stock pursuant to the Registration Rights Agreement. If permissible under the Securities Act, the Company shall provide the Holder with the same registration rights with respect to the resale of the Warrant and the issuance of the Exercise Shares upon exercise of the Warrant by Holders other than the initial Holder, as are currently granted to Holder pursuant to the Registration Rights Agreement; provided that this provision does not entitle the Holder to any additional requests to those granted pursuant to Section 2 of the Registration Rights Agreement. In addition, the Company shall use its reasonable best efforts, upon the reasonable request of the Holder, to cause the Warrant to be listed or quoted on a national securities exchange, the National Market System or the Small Cap Market.

         8. NO STOCKHOLDER RIGHTS OR LIABILITIES. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company (subject to the provisions of Section 5 above). No provision of this Warrant, in the absence of affirmative action by the Holder to exercise this Warrant in exchange for shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         9. TRANSFER OF WARRANT. Subject to the restriction on transfers set forth in the legend on the first page of this Warrant and in Section 4.3 and applicable laws, this Warrant and all rights hereunder, in whole or in part, are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached as Annex B hereto to any transferee designated by Holder.

         10. PAYMENT OF TAXES ON STOCK CERTIFICATE ISSUED UPON EXERCISE. The initial issuance of certificates of Common Stock upon any exercise of this Warrant shall be made without charge to the exercising Holder for any transfer, stamp or similar tax or for any other governmental charges that may be imposed in respect of the issuance of such stock certificates, and such stock certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax or such other charges that may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, any new Warrants or other securities in a name other than that of the Holder upon exercise of this Warrant (other than to an Affiliate), and the Company shall not be required to issue or deliver such certificates or other securities unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         12. EXCHANGE OF WARRANT; DIVISIBILITY OF WARRANT. Subject to compliance with Section 4.3 hereof, this Warrant is exchangeable, without charge to any Holder, upon the surrender hereof by the Holder at the office or agency of the Company, for one or more new Warrants of the tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder at the time of such surrender.

         13. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise or conversion of any Warrant in any manner which interferes with the timely exercise or conversion of this Warrant.

         14. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient or if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next Business Day delivery, with written verification of receipt. All notices and other communications shall be sent to the Company at the address listed on the signature page and to Holder at the address set forth below or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto:

                                Air Transportation Stabilization Board
                                1120 Vermont Avenue, Suite 970
                                Washington, D.C. 20005
                                Attention: Executive Director

      with a copy to:           United States Department of the Treasury
                                1500 Pennsylvania Avenue, N.W.
                                Washington, D.C. 20220
                                Attention: Deputy Assistant Secretary
                                           (Government Financial Policy)

         15. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

         16. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any Person succeeding the Company by merger or consolidation or acquisition of all or substantially all of the Company's assets (to the extent provided in Section 5), and all of the obligations of the Company relating to the Exercise Shares shall survive the exercise of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder. The covenants and agreements of the Holder of this Warrant and the Exercise Shares shall be binding upon the Holder's successors and assigns.

         17. WAIVERS; AMENDMENTS. With the written consent of the Holder, any covenant, agreement or condition contained herein may be waived (either generally or in a particular instance and either retroactively or prospectively), or such Holder and the Company may from time to time enter into agreements for the purpose of amending any covenant, agreement or condition hereof or changing in any manner the rights of the Holder. Any such amendment or waiver shall be binding upon each future Holder and upon the Company. In the event of a waiver or amendment and upon the request of the Company, the Holder hereof shall submit this Warrant to the Company so that this Warrant be marked to indicate such amendment or waiver, and any Warrant issued thereafter shall bear a similar notation referring to any such amendment or continuing waiver.

         18. SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         19. SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         20. NONWAIVER. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies.

         21. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed and construed in accordance with Federal law, if and to the extent such Federal law is applicable, and otherwise in accordance with the law of the State of New York.

         22. SPECIFIC PERFORMANCE. Each Holder of this Warrant and Exercise Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of December 30, 2003.

                                        WORLD AIRWAYS, INC.

                                        By: /s/ Gilberto M. Duarte, Jr.
                                           ------------------------------------
                                            Gilberto M. Duarte, Jr.
                                            Chief Financial Officer

                                        Address: The HLH Building
                                                 101 World Drive
                                                 Peachtree City, GA  30269

                  IN WITNESS WHEREOF, the Holder has caused this Warrant to be executed by its duly authorized officer as of December 30, 2003.

                                        Holder: AIR TRANSPORTATION
                                                STABILIZATION BOARD

                                        By: /s/ Michael Kestenbaum
                                            ------------------------------------
                                                Michael Kestenbaum
                                                Chief Administrative Officer

                                        Address:  1120 Vermont Avenue, Suite 970
                                                  Washington, D.C. 20005
                                                  Attention: Executive Director
                                                  Phone:    (202) 622-3550
                                                  Facsimile:(202) 622-3420

                                        Copy to:  United States Department of
                                                  the Treasury
                                                  1500 Pennsylvania Avenue, N.W.
                                                  Washington, D.C. 20220

                                        Attention:Deputy Assistant Secretary
                                                  (Government Financial Policy)
                                                  Phone:    (202) 622-7073
                                                  Facsimile:(202) 622-0387

                                                                         ANNEX A

                               NOTICE OF EXERCISE

TO:  WORLD AIRWAYS, INC.

                  (1) [ ] The undersigned hereby elects to purchase __________ shares of the Common Stock of World Airways, Inc. pursuant to the terms of the attached Warrant, and tenders herewith or is delivering by wire transfer to account number __________ at _____________________ (bank) payment of the exercise price in full.

                  [ ] The undersigned hereby elects to purchase __________ shares of the Common Stock of World Airways, Inc. pursuant to the terms of the attached Warrant, with the payment of the full exercise price to be made by cancellation of indebtedness under ___________________________ (describe agreement or other instrument evidencing the applicable indebtedness).

                  [ ] The undersigned hereby elects to purchase __________ shares of the Common Stock of World Airways, Inc. pursuant to the net exercise provisions set forth in Section 2.2 of the attached Warrant.

                  (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                    ___________________________
                                    (Name)
                                    ___________________________

                                    ___________________________
                                    (Address)

______________________                           _______________________________
(Date)                                                     (Signature)

                                                 _______________________________
                                                          (Print name)

                                                                         ANNEX B

                                 ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

                  FOR VALUE RECEIVED, the right to purchase __________ shares of Common Stock pursuant to the foregoing Warrant and all other rights evidenced thereby are hereby assigned to:

Name:___________________________________________________________________________
                                  (Please Print)
Address:________________________________________________________________________
                                  (Please Print)

Dated:__________________________________

Holder's Signature:_____________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of this Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                 SCHEDULE 3.4(f)


                                                                            EXERCISE OR
OPTIONS, WARRANTS AND                      NUMBER OF                     CONVERSION PRICE
CONVERTIBLE SECURITIES                      SHARES            TERM           PER SHARE
---------------------                       ------            ----           ---------
Employee Stock Options                     3,819,400      2003 - 2013    $ 0.51 to $ 8.625

International Lease Finance
     Corporation Warrants                  1,000,000        03/29/05     $     2.50

The Boeing Corporation Warrants            1,000,000        08/23/04     $     2.50

8% Convertible Senior Subordinated         4,555,618        08/26/04     $     8.90
     Debentures due 2004

8% Convertible Senior                      7,982,813       Six years     $     3.20
     Subordinated Debentures
     due 2009*

---------------------------
* Being issued concurrently with the issuance of the Warrants.

REGISTRATION RIGHTS

         Stock Registration Rights Agreement, dated as of October 30, 1993, by and between World Airways, Inc. and Malaysian Helicopter Services Berhad (Exhibit 10.2 to the Current Report on Form 8-K of WorldCorp, Inc., Commission File No. 1-9591, filed March 14, 1994).

         Warrant Agreement, dated as of March 28, 2000, by and between World Airways, Inc. and The Boeing Corporation (Exhibit 4.5 to the Registration Statement on Form S-4 of World Airways, Inc., Commission File No. 333-107275, filed July 23, 2003).

         Warrant Agreement, dated as of August 24, 1999, by and between World Airways, Inc. and International Lease Finance Corporation (Exhibit 4.6 to the Registration Statement on Form S-4 of World Airways, Inc., Commission File No. 333-107275, filed July 23, 2003).

         Registration Rights Agreements dated as of the date of original issuance of the Warrants between World Airways, Inc. and the holders of its 8% Convertible Senior Subordinated Debentures due 2009.